                                                                   Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-78069, 333-78071, 333-78073,
333-31224,333-54486, 333-54488 and 333-54490) and Form S-3 (No. 333-34450) of
MKS Instruments, Inc. of our report dated January 31, 2002 relating to the financial statements and the financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
March 29, 2002